                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 23, 2003
                                                       (September 15, 2003)


                            COLE NATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)



           DELAWARE                     1-12814                  34-1453189
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)


                 1925 ENTERPRISE PARKWAY
                    TWINSBURG, OHIO                              44087
         (Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code:  (330) 486-3100




                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         In the Company's most recent Form 10-Q for the quarter ended August 2, 2003, filed on September 15, 2003, managed care claims expense was reclassified to cost of revenues from operating expenses for all periods presented to provide improved transparency to Cole Vision's gross margin.

         The following tables present the Company's consolidated statements of operations and its results of operations for each quarter of fiscal 2002 and the first quarter of fiscal 2003 adjusted to reflect the reclassification of managed care claims expense to cost of revenues as well as certain other reclassifications to conform those periods to the current quarter's presentation. These tables should be read in conjunction with the condensed consolidated financial statements included in the Company's most recent Form 10-Q and the consolidated financial statements and related notes included in the Company's Annual Report on Form 10-K for the fiscal year ended February 1, 2003.



CONSOLIDATED STATEMENTS OF OPERATIONS
-------------------------------------
(Dollars in thousands, except per share amounts)

                                                                         FISCAL 2002
                                            -----------------------------------------------------------------------    FISCAL 2003
                                               FIRST          SECOND         THIRD          FOURTH           FULL         FIRST
                                              QUARTER        QUARTER        QUARTER        QUARTER           YEAR        QUARTER
                                            -----------    -----------    -----------    -----------    -----------    -----------
Net revenue                                 $   285,441    $   292,390    $   275,501    $   294,787    $ 1,148,119    $   288,249

Costs and expenses:
  Cost of revenues                              100,007        103,020         97,511        108,437        408,975        105,913
  Operating expenses                            177,056        179,500        178,446        177,145        712,147        184,867
                                            -----------    -----------    -----------    -----------    -----------    -----------
     Total costs and expenses                   277,063        282,520        275,957        285,582      1,121,122        290,780
                                            -----------    -----------    -----------    -----------    -----------    -----------

Operating income (loss)                           8,378          9,870           (456)         9,205         26,997         (2,531)

Interest and other (income) expense, net:
  Interest expense                                7,100          6,784          6,501          6,450         26,835          6,388
  Interest and other income, net                 (1,611)        (2,098)          (536)        (2,581)        (6,826)          (907)
  Loss on early extinguishment of debt             --           11,141           --             --           11,141           --
                                            -----------    -----------    -----------    -----------    -----------    -----------
     Total interest and other (income)
        expense, net                              5,489         15,827          5,965          3,869         31,150          5,481
                                            -----------    -----------    -----------    -----------    -----------    -----------

Income (loss) before income taxes                 2,889         (5,957)        (6,421)         5,336         (4,153)        (8,012)

Income tax provision (benefit)                    2,023           (271)        (4,494)         3,738            996         (1,601)
                                            -----------    -----------    -----------    -----------    -----------    -----------

Net income (loss)                           $       866    $    (5,686)   $    (1,927)   $     1,598    $    (5,149)   $    (6,411)
                                            ===========    ===========    ===========    ===========    ===========    ===========

Earnings (loss) per common share:
  Basic                                     $      0.05    $     (0.35)   $     (0.12)   $      0.10    $     (0.32)   $     (0.39)
  Diluted                                   $      0.05    $     (0.35)   $     (0.12)   $      0.10    $     (0.32)   $     (0.39)

Weighted avaerage shares:
  Basic                                          16,128         16,212         16,276         16,277         16,223         16,304
  Diluted                                        16,588         16,212         16,276         16,466         16,223         16,304



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
RESULTS OF OPERATIONS
(Dollars in millions)
                                                                       FISCAL 2002
                                          ----------------------------------------------------------------------      FISCAL 2003
                                           FIRST          SECOND         THIRD          FOURTH          FULL             FIRST
                                          QUARTER        QUARTER        QUARTER        QUARTER          YEAR            QUARTER
                                          ----------------------------------------------------------------------       --------
Net revenue:
     Cole Vision                          $  232.9       $  218.1       $  221.8       $  204.7       $    877.5       $  233.5
     Things Remembered                        52.5           74.3           53.7           90.1            270.6           54.7
                                          ----------------------------------------------------------------------       --------
        Total net revenue                 $  285.4       $  292.4       $  275.5       $  294.8       $  1,148.1       $  288.2

Gross margin:
     Cole Vision                          $  146.8       $  135.7       $  138.4       $  126.1       $    547.0       $  142.7
     Things Remembered                        38.6           53.7           39.6           60.2            192.1           39.7
                                          ----------------------------------------------------------------------       --------
        Total gross margin                $  185.4       $  189.4       $  178.0       $  186.3       $    739.1       $  182.4

Operating expenses:
     Cole Vision                          $  133.5       $  132.8       $  132.3       $  117.8       $    516.4       $  133.5
     Things Remembered                        40.4           43.9           42.3           50.4            177.0           42.2
     Unallocated corporate expenses            3.1            2.8            3.9            8.9             18.7            9.2
                                          ----------------------------------------------------------------------       --------
        Total operating expenses          $  177.0       $  179.5       $  178.5       $  177.1       $    712.1       $  184.9

Operating income (loss):
     Cole Vision                          $   13.3       $    2.9       $    6.1       $    8.3       $     30.6       $    9.2
     Things Remembered                        (1.8)           9.8           (2.7)           9.8             15.1           (2.5)
     Unallocated corporate expenses           (3.1)          (2.8)          (3.9)          (8.9)           (18.7)          (9.2)
                                          ----------------------------------------------------------------------       --------
     Total operating income (loss)        $    8.4       $    9.9       $   (0.5)      $    9.2       $     27.0       $   (2.5)
                                          ======================================================================       ========

Percentage of net revenue:
     Gross margin                             65.0%          64.8%          64.6%          63.2%            64.4%          63.3%
     Operating expenses                       62.0%          61.4%          64.8%          60.1%            62.0%          64.1%
     Operating income (loss)                   2.9%           3.4%          (0.2)%          3.1%             2.4%          (0.9)%



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COLE NATIONAL CORPORATION

                                        By: /s/ Lawrence E. Hyatt
                                           -----------------------------------
                                           Name: Lawrence E. Hyatt
                                           Title: Executive Vice President and
                                                  Chief Financial Officer




Date:  September 23, 2003



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